Exhibit 10.13.1

AMENDMENT NO. 1

To LETTER AGREEMENT NO. 1

TO GTA No. 03—2007

Aerovias del Continente Americano S.A. Avianca

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Aerovias del Continente Americano S.A. Avianca (hereinafter referred to as “Airline”) (CFM and Airline being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement 03-2007 dated March 29, 2007 (hereinafter referred to as “GTA”); and

WHEREAS, the Parties have entered into Letter Agreement No. 1 to the GTA dated March 29, 2007 (hereinafter referred to as “SLA1”); and

WHEREAS, the GTA and SLA1 contain the applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus S.A.S (“Airbus”); and

WHEREAS, SLA1 contains additional applicable terms and conditions governing the purchase by Airline of twenty-four (24) new firm CFM56-5B4/3 powered A320 aircraft and nine (9) new firm CFM56-5B7/3 powered A319 aircraft direct from Airbus, as well as the right (but not the obligation) to purchase up to fifteen (15) additional purchase right A320 Aircraft and up to twelve (12) additional rolling purchase right A320 Family Aircraft; and

WHEREAS, Airline has exercised some of its rights under its Purchase Agreement with Airbus to acquire Purchase Right Aircraft; and

WHEREAS, the Parties have reached an agreement regarding thrust upgrades for certain leased A319 aircraft; and

WHEREAS, the Parties desire to amend SLA1 to reflect the foregoing and related matters.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend SLA1 as follows:

*	[Three pages have been removed pursuant to a request for confidential treatment]

The obligations, benefits and other provisions set forth in this Amendment No. 1 to SLA1 are in addition to the obligations, benefits and provisions set forth in the GTA, and SLA1. In the event of conflict between the terms of this Amendment No. 1 and the terms of the GTA or SLA1, the terms of this Amendment No. 1 shall take precedence. Terms which are capitalized but not otherwise defined herein shall have the meaning given to them in Article I of the GTA or SLA1.

Capitalized terms used herein but not otherwise defined in the GTA but which are defined herein shall have the meaning given to them herein. Further, capitalized terms defined herein and also defined in the GTA or SLA1 shall have the meaning given to them herein and the GTA and SLA1 shall be amended accordingly.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

Aerovias del Continente Americano S.A. Avianca CFM International, Inc.

By:	By:

Typed Name:	Typed Name:

Title:	Title:

Date:	Date:

2 CFM PROPRIETARY INFORMATION (subject to restrictions on first page)

ATTACHMENT A

Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date
1 Firm A319	CFM56-5B7/3	September 2008
1 Firm A320	CFM56-5B4/3	October 2008
1 Firm A319	CFM56-5B7/3	November 2008
1 Firm A320	CFM56-5B4/3	August 2009
1 Firm A320	CFM56-5B4/3	September 2009
1 Firm A320	CFM56-5B4/3	November 2009
2 Firm A320	CFM56-5B4/3	1st Quarter 2010
3 Firm A320	CFM56-5B4/3	2nd Quarter 2010
2 Firm A319	CFM56-5B7/3	1st Quarter 2010
2 Firm A319	CFM56-5B7/3	2nd Quarter 2010
2 Firm A320	CFM56-5B4/3	3rd Quarter 2010
2 Firm A320	CFM56-5B4/3	4th Quarter 2010
3 Firm A320	CFM56-5B4/3	1st Quarter 2011
2 Firm A320	CFM56-5B4/3	2nd Quarter 2011
2 Firm A319	CFM56-5B7/3	1st Quarter 2011
1 Firm A319	CFM56-5B7/3	2nd Quarter 2011
4 Firm A320	CFM56-5B4/3	3rd Quarter 2011
2 Firm A320	CFM56-5B4/3	4th Quarter 2011
2 Firm A319	CFM56-5B7/3	1st Quarter 2012
1 Firm A320	CFM56-5B4/3	1st Quarter 2012
2 Firm A319	CFM56-5B7/3	2nd Quarter 2012
2 Firm A320	CFM56-5B4/3	2nd Quarter 2012
2 Firm A320	CFM56-5B4/3	3rd Quarter 2012
1 Firm A319	CFM56-5B7/3	3rd Quarter 2012
2 Firm A319	CFM56-5B7/3	4th Quarter 2012
2 Firm A320	CFM56-5B4/3	4th Quarter 2012

Total 47 Firm Aircraft

3 CFM PROPRIETARY INFORMATION (subject to restrictions on first page)

Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
1	CFM56-5B7/3	Feb. 2008
1	CFM56-5B4/3	January 2009
1	CFM56-5B7/3	April 2010
1	CFM56-5B4/3	November 2010
1	CFM56-5B4/3	April 2011
1	CFM56-5B4/3	October 2011
1	CFM56-5BX/3	February 2012
1	CFM56-5BX/3	September 2012

Total 8 Spare Engines

4 CFM PROPRIETARY INFORMATION (subject to restrictions on first page)